MERRILL LYNCH INDEX FUNDS, INC.
Merrill Lynch Aggregate Bond Index Fund

Supplement dated September 12, 2006 to the

Prospectus and Statement of Additional Information, each dated April 25, 2006

        On August 17, 2006, the Board of Directors of Merrill Lynch Aggregate Bond Index Fund (the “Fund”) approved a proposal to liquidate the Fund. Accordingly, the Fund has suspended sales of its shares effective September 11, 2006, except for certain authorized qualified employee benefit plans, certain fee-based programs and for reinvestment of dividends and capital gains. The Fund plans on liquidating in January 2007 and shareholders will be notified in advance of the liquidation.